Exhibit 1.01

Conflict Minerals Report

This Report has been prepared pursuant to Rule 13p-1 of the Securities Exchange Act of 1934, as amended (“Rule 13p-1”) for the reporting period from January 1 to December 31, 2017. The Company is a leading supplier of oilfield services, products, and digital solutions and operates in more than 120 countries around the world.

The Company’s supply chain is both global and complex, and there are multiple tiers of suppliers between the Company and the original sources of minerals used in the Company’s products. Therefore, the Company relied on its direct suppliers to provide information about the origin of conflict minerals in the raw materials and components it purchased for use in the manufacture of, or contracts to manufacture, products that the Company offers for sale. On July 3, 2017, we closed our business combination to combine the oil and gas business (GE O&G) of General Electric Company and Baker Hughes Incorporated. In accordance with the Securities and Exchange Commission (“SEC”) rules, this Report excludes GE O&G.

The Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a “forward-looking statement”). The words “will,” “intend,” “anticipate,” “believe,” “ensure,” “expect,” “if,” “estimate,” “project,” “foresee,” “predict,” “outlook,” “aim,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings available through the Company’s website at: www.bhge.com/investor or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at: www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Reasonable Country of Origin Inquiry

Management Systems

The Company is committed to the responsible sourcing of raw materials and components necessary to the production or functionality of our products, and we have publicly posted this policy. The policy, including the commitment to establishing a conflict-free supply chain, may be found at:

http://www.bakerhughes.com/company/corporate-social-responsibility/human-rights-and-security/conflict-minerals.

In accordance with Rule 13p-1, the Company undertook a reasonable country of origin inquiry to determine the origin of the conflict minerals necessary to the production or functionality of the products we offered for sale during the reporting period. The Company undertook the following as part of that inquiry:

•	established oversight of the processes and procedures of our program within our engineering and supply chain organization;

•	incorporated our Conflict Minerals policy in our master supplier agreement template for use with new and renewed contracts with suppliers;

•	utilized the Company’s existing mechanisms for reporting Conflict Minerals concerns, allowing contact by telephone, email and online, for both the public and internal reporters;

•	informed relevant suppliers of the Company’s expectations regarding supplier Conflict Minerals policy, due diligence processes, and responses to the Company’s requests for information;

•	identified those products we manufactured or contracted to manufacture that we reasonably believed contained one or more conflict minerals (defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold collectively, the “Conflict Minerals” or sometimes “conflict minerals” or ”3TGs”), by first eliminating those products that were not subject to Rule 13p-1, including tool rentals, tools used in performance of our services, chemicals, and fluids;

•	using lessons learned during the previous reporting period, we prioritized our project scoping process to help identify relevant raw materials or components used in the manufacture or contract for manufacture of the products specifically identified in the step above;

•	identified 285 suppliers that provided the materials or components specifically identified and prioritized in the previous step;

•	engaged the services of a third-party conflict minerals service provider to create and maintain a supplier engagement portal;

•	using the third-party conflict minerals service provider’s technology platform, contacted the identified suppliers;

•	requested relevant suppliers to determine which of the materials or components they provided to the Company contained one or more conflict minerals;

•	requested these suppliers to in turn require their suppliers to comply with the Company’s conflict minerals requirements;

•	requested these suppliers to develop a policy and management system covering conflict minerals and to require their suppliers to in turn adopt similar policies and systems;

•	informed these suppliers of the informational and instructional materials available on our third-party conflict minerals service provider’s Conflict Minerals Resource Center web page, the Conflict Minerals Reporting Template (“CMRT”) questionnaire, and due diligence guidelines;

•	requested confirmation from these suppliers of the presence of every necessary conflict mineral in the raw materials or components they supplied to the Company, and information regarding the origin of those minerals;

•	established a deadline of May 11th, 2018 to provide the requested conflict minerals information and documentation;

•	followed up with unresponsive suppliers to request compliance with the Company’s requests for information and documentation, until the stated deadline by sending up to three e-mailed messages by the Company’s third-party service provider;

•	reviewed the responses compiled for each responding supplier to determine existence of a Conflict Minerals policy, due diligence process, and pass-through requirements for successive supplier tiers;

•	reviewed the responses compiled for each responding supplier to determine which smelters or refiners (“SORs”) were the source of necessary conflict minerals contained in the raw materials or components supplied to the Company;

•	received completed questionnaires from 68% of the identified suppliers contacted by our third-party conflict minerals service provider, an increase of 19% year-over-year; and

•	identified six SORs that pose a high risk of obtaining 3TGs from non-conflict free sources in the DRC Region.

The Company’s representatives have also participated in monthly Responsible Minerals Initiative Multi-Stakeholder Group (MSG) calls, as well as attended various webinars, to enable us to consider best practices and to explore opportunities to participate in responsible sourcing and supply chain transparency. Additionally, a representative of the Company’s Conflict Minerals Management Team delivered presentations at various Conflict Minerals and Supply Chain conferences, to offer insight into the continued development of best practices.

The Company’s responding relevant suppliers identified 320 verified SORs believed to be the source of necessary conflict minerals contained in the raw materials or components supplied to the Company. Of those supplier-identified SORs, 6 were identified as posing a high risk of sourcing from mines supporting conflict in the DRC Region. These 6 SORs are more fully described in the table located in Schedule 2 below, and were subject to due diligence measures on the source and chain of custody of conflict minerals as described below.

Design of Due Diligence

The Company’s due diligence was designed in conformance with an internationally recognized due diligence framework, specifically, the Organization for Economic Cooperation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (Second Edition). OECD Step 1 is addressed above, under the heading “Reasonable Country of Origin Inquiry.” and Steps 2 – 5 are addressed below in the subheadings under “Due Diligence Measures Undertaken.”

On July 3, 2017, we closed our business combination to combine the oil and gas business (GE O&G) of General Electric Company and Baker Hughes Incorporated. In accordance with the SEC rules, this Report excludes GE O&G.

Due Diligence Measures Undertaken

Identification and Assessment of Risks in the Supply Chain

The Company determined that approximately 2% of the identified SORs in our global supply chain required due diligence on source and chain of custody of the conflict minerals provided to the Company that were necessary for the manufacture of its products, based upon the applicability of one or more of the following criteria:

•	reported sourcing conflict minerals from the conflict area;

•	provided data on SORs that self-report sourcing from a mine located in the conflict area;

•	provided data on SORs that were reported by independent entities to source from a mine located in the conflict area;

•	indicated that the SOR named by the supplier passed materials through a known or suspected country for smuggling, export out of other countries, or the transit of materials containing conflict minerals; or

•	provided information about an SOR indicating the origin of the materials was not from a country known to hold reserves.

Response to Identified Risks

The Company undertook the following measures during due diligence on the source and chain of custody of the conflict minerals:

•	independently verified all SOR information submitted by suppliers in their CMRTs, checking against the third-party conflict minerals service provider’s independent smelter research, including:

o	merged duplicate submissions following verification of overlapping company information;

o	eliminated submissions with garbage characters and obvious misspellings;

o	validated named entities as actual SORs; and

o	confirmed that each facility is a legitimate SOR of 3TGs;

•	gathered information on legitimate SORs in the SOR databases from several sources, including without limitation the third-party service provider’s independent research, Responsible Minerals Initiative (RMI), London Bullion Market Association (LBMA), the Dubai Multi Commodities Centre (DMCC), the Responsible Jewellery Council (RJC), the US Department of Commerce (DoC), and the US Geological Survey (USGS) (the “Third-Party Database”);

•	if a supplier did not provide a proper identification number issued by a validating entity, such as RMI or LBMA, we requested the supplier to provide the following information:

o	the metal processed by the facility;

o	the city, province/state and country where the facility is located;

o	the name and email address for the designated contact at the facility;

o	the recycled and scrap status of metals, minerals or ores processed by the facility;

o	if the facility sources all of its metals, minerals or ores solely from recycled or scrap materials, the country of origin of those materials; and

o	if the facility does not source all materials solely from recycled or scrap providers, the location of mines from which the facility sources its metals, minerals or ores;

•	labeled as “Valid” those SOR submissions from suppliers that matched the Third-Party Database of legitimate SORs and performed additional verification:

o	inquired whether the SOR has been audited by one or more recognized certification entities, such as RMI, LBMA, DMCC, or RJC, and if not, whether they undergo another form of an independent audit; and

o	those SORs that have not undergone a certification audit were asked if they plan to undertake a certification process in the future;

•	labeled as "Invalid" those SORs submitted by a supplier that matched the Third-Party Database list of facilities known not to be a legitimate facility, or a common erroneous or inoperative name;

•	labeled as "Undetermined” those SORs submitted by a supplier that did not match either the legitimate or non-legitimate lists in the Third-Party Database;

•	identified suppliers that submitted SOR names determined to be Invalid or Undetermined for future contact to correct or amend the pertinent information;

•	for each Valid SOR, we assigned a risk rating of Low, Medium or High, based on the following factors:

o	whether the facility has or has not already successfully undergone a certification audit by a recognized entity;

o	whether the facility is registered with a certification body, and if so, is progressing toward completing an audit process by that body;

o	whether the facility is proximate to, conducts conflict mineral transactions with entities within, or transports materials through any of the following:

▪	a Level 1 country, with known active ore production and not identified as either conflict regions or plausible countries engaged in smuggling materials containing conflict minerals;

▪	a Level 2 country, known to or plausibly believed to be engaged in smuggling, export out of a Level 3 country, or as a transit for materials containing conflict minerals; or

▪	a Level 3 country, the DRC or one of its nine adjoining countries, Angola, Burundi, Central African Republic, Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, and Zambia, collectively referred to as "covered countries" in Section 1502 of the Dodd Frank Act;

•	for each supplier, calculated a cumulative SOR risk, either low, medium, or high, summarizing the risk that the supplier poses to the Baker Hughes supply chain, based on the chances that the supplier furnishes 3TGs that may originate from non-conflict free sources:

o	obtained the value of the cumulative SOR risk for each supplier by collecting the risk ratings of all SORs associated with the supplier, or in the case of parts-level responses, each product/part provided by the supplier; and

o	for each supplier, or, as applicable, each product/part, assigned the overall risk rating equal to the risk rating level with the most SORs at that level;

Independent Audit of SOR Due Diligence Practices

The Company became a participating member of the Responsible Minerals Initiative (RMI) as of June, 2017, and supports efforts by the RMI to promote smelter and refiner registration, audit and verification of conflict status.

Annual Report on Supply Due Diligence

The Company annually reports on our global supply chain due diligence and makes the current and historical reports available on our public website at the following weblink:

http://www.bakerhughes.com/company/corporate-social-responsibility/human-rights-and-security/conflict-minerals.

Independent Private Sector Audit

The Company is not subject to an independent private sector audit of the Report.

Results of Due Diligence Undertaken and Processing Facilities

Based on the Company’s due diligence efforts to date, the Company does not have sufficient information to fully determine each processing facility utilized to produce the conflict minerals used in each of the Company's relevant products. However, Schedule 2 below lists the processing facilities that source minerals from the DRC, for which the Company has been able to confirm the information provided by our suppliers.

Based on the Company’s due diligence efforts to date, the Company does not have sufficient information to fully determine the country of origin of the conflict minerals in each of our relevant products, or whether the conflict minerals in each of our products were from recycled or scrap sources. However, Schedule 1 below lists the countries of origin, by pertinent mineral, for which the Company has been able to confirm the information provided by our suppliers.

The efforts to determine the origin of conflict minerals are more fully described in the section entitled “Due Diligence Measures Undertaken.”

Risk Mitigation

With respect to those products the Company manufactures or contracts to be manufactured for sale that contain necessary conflict minerals, the Company plans to undertake the following steps to mitigate the risk that our necessary conflict minerals could unintentionally benefit armed groups:

•	improve processes to identify the presence of necessary conflict minerals in products we manufacture or contract to be manufactured and offer for sale by:

o	seeking to increase our supplier response rate in reporting period 2018, while recognizing that response rates will depend on supplier cooperation, and

o	incorporating a flow-down clause on all new or renewed Master Supplier Agreements, creating a contractual obligation on the part of suppliers to comply with the Company’s conflict minerals requirements and to in turn require policy and systems implementation by successive supply chain tiers;

•	continue to assess the presence of necessary conflict minerals in our relevant supply chain;

•	continue to perform due diligence on the necessary conflict minerals supplied to us, to determine their origin;

•	continue to clearly communicate to suppliers our expectations with regard to compliance with the Company’s stated policies, performance, transparency and responsible sourcing practices;

•	engage with our suppliers to properly identify and obtain relevant information from “Invalid” or “Undetermined” SORs in our supply chain;

•	engage with our suppliers identified as sourcing from high-risk SORs, involving senior management as necessary, to encourage them to source from conflict-free SORs or mines and obtain from their applicable SORs or mines conflict-free designations from recognized certification programs;

•	continue to engage with suppliers that did not respond to our request for conflict minerals information for reporting period 2017, ultimately seeking to engage as many of those suppliers as possible, to:

o	determine reasons for past failures to respond,

o	address supplier concerns and questions as appropriate, and

o	offer suppliers resources, including educational and other guidance materials, to facilitate future responses;

•	follow up with all high and medium cumulative risk suppliers in order to assist them in understanding their risk level and the future implications their risk level could have on the Company’s conflict minerals program;

•	conduct analysis and verification of origin information provided by our suppliers;

•	continue to actively participate in the RMI’s efforts to improve and expand engagement of SORs by independent certifying organizations;

•	monitor the activities, initiatives and programs of DRC regional governments and agencies, international bodies, and non-governmental organizations that are aimed at minimizing or eliminating the benefit to relevant armed groups derived from conflict minerals, and, where practicable, to support or implement those activities, initiatives or programs;

•	seek, where practicable, alternative suppliers that responsibly source necessary conflict minerals, which may include sources within the conflict area that do not benefit armed groups; and

•	continue to participate in local and national industry groups, as well as non-governmental organizations, such as the Responsible Sourcing Network Multi-Stakeholder Group and the Oil and Gas Services Working Group on conflict minerals, to develop best practices regarding responsible sourcing and supply chain transparency.

Products Description

The Company’s products covered by this Report that are considered to contain necessary conflict minerals include the following:

Drill Bits - includes Tricone™, PDC or “diamond”, and Kymera™ hybrid drill bits used for performance drilling, hole enlargement and coring.

Completion Systems - includes products used to control the flow of hydrocarbons within a wellbore including sand control systems; liner hangers; wellbore isolation; expandable tubulars; multilaterals; safety systems; packers and flow control; and tubing conveyed perforating.

Wellbore Intervention - includes products used in existing wellbores to improve their performance including thru-tubing fishing; thru-tubing inflatables; conventional fishing; casing exit systems; production injection packers; and remedial and stimulation tools.

Intelligent Production Systems - includes products used to monitor and dynamically control the production from individual wells or fields including intelligent well systems.

Artificial Lift - includes electric submersible pump systems; progressing cavity pump systems; gas lift systems; and surface horizontal pumping systems used to lift large volumes of oil and water when a reservoir is no longer able to flow on its own.

Schedule 1

The information in this Schedule is solely an aggregation of data provided by verified SORs identified by the Company’s suppliers. This is not a confirmation of conflict minerals actually contained in the Company’s products. Additionally, since this aggregation depends on self-identification by SORs, the following lists are not a confirmation or verification of every country of origin.

Countries of Origin - Tantalum

Angola *

Argentina

Australia

Austria

Belarus

Belgium

Bolivia

Brazil

Burundi *

Cambodia

Canada

Central African Republic *

Chile

China

Colombia

Congo (Brazzaville) *

Czech Republic

Democratic Republic of Congo *

Djibouti

Ecuador Egypt Estonia Ethiopia France Germany Ghana Guinea Guyana Hungary India Indonesia Ireland Israel Italy Ivory Coast Japan Jersey Kazakhstan Kenya	Korea, Republic of Laos Luxembourg Madagascar Malaysia Mali Mexico Mongolia Mozambique Myanmar Namibia Netherlands Niger Nigeria Peru Philippines Poland Portugal Russian Federation Rwanda *	Sierra Leone Singapore Slovakia South Africa South Sudan * Spain Suriname Switzerland Taiwan Tanzania * Thailand Uganda * United Kingdom United States Viet Nam Zambia * Zimbabwe Recycle/Scrap

* = DRC Region countries

Countries of Origin - Tin

Angola *

Argentina

Armenia

Australia

Austria

Belgium

Bolivia

Brazil

Burundi *

Cambodia

Canada

Central African Republic *

Chile

China

Colombia

Congo (Brazzaville) *

Czech Republic

Democratic Republic of Congo *

Djibouti

Ecuador

Egypt Estonia Ethiopia France Germany Guyana Hong Kong Hungary India Indonesia Ireland Israel Ivory Coast Japan Jersey Kazakhstan Kenya Korea, Republic of Kyrgyzstan Laos Luxembourg

Madagascar

Malaysia

Mexico

Mongolia

Morocco

Mozambique

Myanmar

Namibia

Netherlands

Niger

Nigeria

Papua New Guinea

Peru

Philippines

Poland

Portugal

Russian Federation

Rwanda *

Sierra Leone

Singapore

Slovakia

South Africa South Sudan * Spain Suriname Sweden Switzerland Taiwan Tanzania * Thailand Turkey Uganda * United Kingdom United States Uzbekistan Viet Nam Zambia * Zimbabwe Recycle/Scrap

* = DRC Region countries

Countries of Origin - Tungsten

Angola *

Argentina

Australia

Austria

Belgium

Bolivia

Brazil

Burundi *

Cambodia

Canada

Central African Republic *

Chile

China

Colombia

Congo (Brazzaville) *

Czech Republic

Democratic Republic of Congo *

Djibouti

Ecuador Egypt Estonia Ethiopia France Germany Guinea Guyana Hungary India Indonesia Ireland Israel Ivory Coast Japan Kazakhstan Korea, Republic of Laos Luxembourg	Madagascar Malaysia Mexico Mongolia Mozambique Myanmar Namibia Netherlands Niger Nigeria Papua New Guinea Peru Philippines Portugal Russian Federation Rwanda * Sierra Leone Singapore Slovakia	South Africa South Sudan * Spain Suriname Switzerland Taiwan Tanzania * Thailand Uganda * United Kingdom United States Viet Nam Zambia * Zimbabwe Recycle/Scrap

* = DRC Region countries

Countries of Origin - Gold

Argentina

Armenia

Australia

Austria

Belgium

Bermuda

Bolivia

Brazil

Burundi *

Cambodia

Canada

Chile

China

Colombia

Congo (Brazzaville) *

Czech Republic

Democratic Republic of Congo *

Djibouti

Ecuador

Egypt

Estonia

Ethiopia

Finland France Germany Ghana Guinea Guyana Hong Kong Hungary India Indonesia Ireland Israel Italy Ivory Coast Japan Jersey Kazakhstan Korea, Republic of Kyrgyzstan Laos Luxembourg

Madagascar

Malaysia

Mali

Mexico

Mongolia

Mozambique

Myanmar

Namibia

Netherlands

New Zealand

Niger

Nigeria

Papua New Guinea

Peru

Philippines

Poland

Portugal

Russian Federation

Rwanda *

Saudi Arabia

Sierra Leone

Singapore

Slovakia

South Africa Spain Suriname Sweden Switzerland Taiwan Tajikistan Tanzania * Thailand Turkey United Arab Emirates United Kingdom United States Uzbekistan Viet Nam Zambia * Zimbabwe Recycle/Scrap

* = DRC Region countries

Schedule 2

Smelters or Refiners with Identified Mineral Sources

The information in this Schedule is solely an aggregation of data provided by verified SORs identified by the Company’s suppliers. This is not a confirmation of conflict minerals actually contained in the Company’s products. Additionally, since this aggregation depends on self-identification by SORs, the following lists are not a confirmation or verification of every country of origin.

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID002708	Abington Reldan Metals, LLC	Gold	Unknown	UNITED STATES	Unknown
CID000015	Advanced Chemical Company	Gold	Yes	UNITED STATES	Unknown
CID003185	African Gold Refinery **	Gold	Unknown	UGANDA	Unknown
CID000019	Aida Chemical Industries Co., Ltd.	Gold	Yes	JAPAN	No
CID002560	Al Etihad Gold LLC	Gold	Yes	UNITED ARAB EMIRATES	Unknown
CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Gold	Yes	GERMANY	Unknown
CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Gold	Yes	UZBEKISTAN	Unknown
CID000058	AngloGold Ashanti Córrego do Sítio Mineração	Gold	Yes	BRAZIL	Unknown
CID000077	Argor-Heraeus S.A.	Gold	Yes	SWITZERLAND	Unknown
CID000082	Asahi Pretec Corp.	Gold	Yes	JAPAN	No
CID000924	Asahi Refining Canada Ltd.	Gold	Yes	CANADA	Unknown
CID000920	Asahi Refining USA Inc.	Gold	Yes	UNITED STATES	Unknown
CID000090	Asaka Riken Co., Ltd.	Gold	Yes	JAPAN	No
CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Gold	Unknown	TURKEY	Unknown
CID002850	AU Traders and Refiners	Gold	Yes	SOUTH AFRICA	Unknown
CID000113	Aurubis AG	Gold	Yes	GERMANY	Unknown
CID002863	Bangalore Refinery	Gold	Unknown	INDIA	Unknown
CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Gold	Yes	PHILIPPINES	Unknown
CID000157	Boliden AB	Gold	Yes	SWEDEN	Unknown
CID000176	C. Hafner GmbH + Co. KG	Gold	Yes	GERMANY	Unknown
CID000180	Caridad	Gold	Unknown	MEXICO	Unknown
CID000185	CCR Refinery - Glencore Canada Corporation	Gold	Yes	CANADA	Unknown
CID000189	Cendres + Métaux S.A.	Gold	Yes	SWITZERLAND	Unknown

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID000233	Chimet S.p.A.	Gold	Yes	ITALY	Unknown
CID000264	Chugai Mining	Gold	Unknown	JAPAN	Unknown
CID000328	Daejin Indus Co., Ltd.	Gold	Yes	KOREA, REPUBLIC OF	Unknown
CID000343	Daye Non-Ferrous Metals Mining Ltd.	Gold	Unknown	CHINA	Unknown
CID002867	Degussa Sonne / Mond Goldhandel GmbH	Gold	Unknown	GERMANY	Unknown
CID000362	DODUCO Contacts and Refining GmbH	Gold	Yes	GERMANY	No
CID000401	Dowa	Gold	Yes	JAPAN	No
CID003195	DS PRETECH Co., Ltd.	Gold	Unknown	KOREA, REPUBLIC OF	Unknown
CID000359	DSC (Do Sung Corporation)	Gold	Yes	KOREA, REPUBLIC OF	Unknown
CID000425	Eco-System Recycling Co., Ltd.	Gold	Yes	JAPAN	No
CID001322	Elemetal Refining, LLC	Gold	Unknown	UNITED STATES	Unknown
CID002561	Emirates Gold DMCC	Gold	Yes	UNITED ARAB EMIRATES	Unknown
CID002515	Fidelity Printers and Refiners Ltd. **	Gold	Unknown	ZIMBABWE	Unknown
CID002852	GCC Gujrat Gold Centre Pvt. Ltd.	Gold	Unknown	INDIA	Unknown
CID002459	Geib Refining Corporation	Gold	Yes	UNITED STATES	Unknown
CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	Gold	Yes	CHINA	Unknown
CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	Gold	Unknown	CHINA	Unknown
CID002312	Guangdong Jinding Gold Limited	Gold	Unknown	CHINA	Unknown
CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID000689	HeeSung	Gold	Yes	KOREA, REPUBLIC OF	Unknown
CID000694	Heimerle + Meule GmbH	Gold	Yes	GERMANY	No
CID000707	Heraeus Metals Hong Kong Ltd.	Gold	Yes	CHINA	Unknown
CID000711	Heraeus Precious Metals GmbH & Co. KG	Gold	Yes	GERMANY	Unknown
CID000767	Hunan Chenzhou Mining Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID000778	Hwasung CJ Co., Ltd.	Gold	Unknown	KOREA, REPUBLIC OF	Unknown
CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Gold	Yes	CHINA	Unknown

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID000807	Ishifuku Metal Industry Co., Ltd.	Gold	Yes	JAPAN	Unknown
CID000814	Istanbul Gold Refinery	Gold	Yes	TURKEY	Unknown
CID002765	Italpreziosi	Gold	Yes	ITALY	Unknown
CID000823	Japan Mint	Gold	Yes	JAPAN	Unknown
CID000855	Jiangxi Copper Co., Ltd.	Gold	Yes	CHINA	Unknown
CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Gold	Yes	RUSSIAN FEDERATION	Unknown
CID000929	JSC Uralelectromed	Gold	Yes	RUSSIAN FEDERATION	Unknown
CID000937	JX Nippon Mining & Metals Co., Ltd.	Gold	Yes	JAPAN	Unknown
CID002563	Kaloti Precious Metals **	Gold	Unknown	UNITED ARAB EMIRATES	Unknown
CID000956	Kazakhmys Smelting LLC	Gold	Unknown	KAZAKHSTAN	Unknown
CID000957	Kazzinc	Gold	Yes	KAZAKHSTAN	Unknown
CID000969	Kennecott Utah Copper LLC	Gold	Yes	UNITED STATES	Unknown
CID002511	KGHM Polska Miedz Spolka Akcyjna	Gold	Unknown	POLAND	Unknown
CID000981	Kojima Chemicals Co., Ltd.	Gold	Yes	JAPAN	No
CID002605	Korea Zinc Co., Ltd.	Gold	Yes	KOREA, REPUBLIC OF	Unknown
CID001029	Kyrgyzaltyn JSC	Gold	Yes	KYRGYZSTAN	Unknown
CID002865	Kyshtym Copper-Electrolytic Plant ZAO	Gold	Unknown	RUSSIAN FEDERATION	Unknown
CID001032	L'azurde Company For Jewelry	Gold	Unknown	SAUDI ARABIA	Unknown
CID001056	Lingbao Gold Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID002762	L'Orfebre S.A.	Gold	Unknown	ANDORRA	Unknown
CID001078	LS-NIKKO Copper Inc.	Gold	Yes	KOREA, REPUBLIC OF	Unknown
CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID002606	Marsam Metals	Gold	Yes	BRAZIL	Unknown
CID001113	Materion	Gold	Yes	UNITED STATES	No
CID001119	Matsuda Sangyo Co., Ltd.	Gold	Yes	JAPAN	Unknown
CID001149	Metalor Technologies (Hong Kong) Ltd.	Gold	Yes	CHINA	Unknown
CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Gold	Yes	SINGAPORE	Unknown

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID001147	Metalor Technologies (Suzhou) Ltd.	Gold	Yes	CHINA	Unknown
CID001153	Metalor Technologies S.A.	Gold	Yes	SWITZERLAND	Unknown
CID001157	Metalor USA Refining Corporation	Gold	Yes	UNITED STATES	Unknown
CID001161	Metalúrgica Met-Mex Peñoles S.A. De C.V.	Gold	Yes	MEXICO	Unknown
CID001188	Mitsubishi Materials Corporation	Gold	Yes	JAPAN	Unknown
CID001193	Mitsui Mining and Smelting Co., Ltd.	Gold	Yes	JAPAN	Unknown
CID002509	MMTC-PAMP India Pvt., Ltd.	Gold	Yes	INDIA	Unknown
CID002857	Modeltech Sdn Bhd	Gold	Unknown	MALAYSIA	Unknown
CID002282	Morris and Watson	Gold	Unknown	NEW ZEALAND	Unknown
CID002866	Morris and Watson Gold Coast	Gold	Unknown	AUSTRALIA	Unknown
CID001204	Moscow Special Alloys Processing Plant	Gold	Yes	RUSSIAN FEDERATION	Unknown
CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Gold	Yes	TURKEY	Unknown
CID001236	Navoi Mining and Metallurgical Combinat	Gold	Unknown	UZBEKISTAN	Unknown
CID003189	NH Recytech Company	Gold	Unknown	KOREA, REPUBLIC OF	Unknown
CID001259	Nihon Material Co., Ltd.	Gold	Yes	JAPAN	Unknown
CID002779	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Gold	Yes	AUSTRIA	Unknown
CID001325	Ohura Precious Metal Industry Co., Ltd.	Gold	Yes	JAPAN	No
CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Gold	Yes	RUSSIAN FEDERATION	Unknown
CID000493	OJSC Novosibirsk Refinery	Gold	Yes	RUSSIAN FEDERATION	Unknown
CID001352	PAMP S.A.	Gold	Yes	SWITZERLAND	Unknown
CID002872	Pease & Curren	Gold	Unknown	UNITED STATES	Unknown
CID001362	Penglai Penggang Gold Industry Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID002919	Planta Recuperadora de Metales SpA	Gold	Yes	CHILE	Unknown
CID001386	Prioksky Plant of Non-Ferrous Metals	Gold	Yes	RUSSIAN FEDERATION	Unknown

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID001397	PT Aneka Tambang (Persero) Tbk	Gold	Yes	INDONESIA	Unknown
CID001498	PX Précinox S.A.	Gold	Yes	SWITZERLAND	Unknown
CID001512	Rand Refinery (Pty) Ltd.	Gold	Yes	SOUTH AFRICA	Unknown
CID000522	Refinery of Seemine Gold Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID002582	Remondis Argentia B.V.	Gold	Unknown	NETHERLANDS	Unknown
CID002510	Republic Metals Corporation	Gold	Yes	UNITED STATES	Unknown
CID001534	Royal Canadian Mint	Gold	Yes	CANADA	Unknown
CID002761	SAAMP	Gold	Yes	FRANCE	Unknown
CID001546	Sabin Metal Corp.	Gold	Unknown	UNITED STATES	Unknown
CID002973	Safimet S.p.A	Gold	Yes	Italy	Unknown
CID002290	SAFINA A.S.	Gold	Unknown	CZECH REPUBLIC	Unknown
CID002853	Sai Refinery	Gold	Unknown	INDIA	Unknown
CID001555	Samduck Precious Metals	Gold	Yes	KOREA, REPUBLIC OF	Unknown
CID001562	SAMWON Metals Corp.	Gold	Unknown	KOREA, REPUBLIC OF	Unknown
CID002777	SAXONIA Edelmetalle GmbH	Gold	Yes	GERMANY	Unknown
CID001573	Schone Edelmetaal B.V.	Gold	Yes	NETHERLANDS	Unknown
CID001585	SEMPSA Joyería Platería S.A.	Gold	Yes	SPAIN	Unknown
CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Gold	Yes	CHINA	Unknown
CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Gold	Yes	CHINA	Unknown
CID002516	Singway Technology Co., Ltd.	Gold	Yes	TAIWAN	No
CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Gold	Yes	RUSSIAN FEDERATION	Unknown
CID001761	Solar Applied Materials Technology Corp.	Gold	Yes	TAIWAN	No
CID003153	State Research Institute Center for Physical Sciences and Technology	Gold	Unknown	LITHUANIA	Unknown
CID002567	Sudan Gold Refinery **	Gold	Unknown	SUDAN	Unknown
CID001798	Sumitomo Metal Mining Co., Ltd.	Gold	Yes	JAPAN	Unknown
CID002918	SungEel HiTech	Gold	Yes	KOREA, REPUBLIC OF	Unknown

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID002580	T.C.A S.p.A	Gold	Yes	ITALY	Unknown
CID001875	Tanaka Kikinzoku Kogyo K.K.	Gold	Yes	JAPAN	Unknown
CID001916	The Refinery of Shandong Gold Mining Co., Ltd.	Gold	Yes	CHINA	Unknown
CID001938	Tokuriki Honten Co., Ltd.	Gold	Yes	JAPAN	Unknown
CID001947	Tongling Nonferrous Metals Group Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID002587	Tony Goetz NV **	Gold	Unknown	BELGIUM	Unknown
CID002615	TOO Tau-Ken-Altyn	Gold	Unknown	KAZAKHSTAN	Unknown
CID001955	Torecom	Gold	Yes	KOREA, REPUBLIC OF	Unknown
CID001977	Umicore Brasil Ltda.	Gold	Yes	BRAZIL	Unknown
CID002314	Umicore Precious Metals Thailand	Gold	Yes	THAILAND	Unknown
CID001980	Umicore S.A. Business Unit Precious Metals Refining	Gold	Yes	BELGIUM	Unknown
CID001993	United Precious Metal Refining, Inc.	Gold	Yes	UNITED STATES	No
CID002854	Universal Precious Metals Refining Zambia **	Gold	Unknown	ZAMBIA	Unknown
CID002003	Valcambi S.A.	Gold	Yes	SWITZERLAND	Unknown
CID002030	Western Australian Mint trading as The Perth Mint	Gold	Yes	AUSTRALIA	Unknown
CID002778	WIELAND Edelmetalle GmbH	Gold	Yes	GERMANY	Unknown
CID002100	Yamamoto Precious Metal Co., Ltd.	Gold	Yes	JAPAN	No
CID002129	Yokohama Metal Co., Ltd.	Gold	Yes	JAPAN	No
CID000197	Yunnan Copper Industry Co., Ltd.	Gold	Unknown	CHINA	Unknown
CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Gold	Yes	CHINA	Unknown
CID000092	Asaka Riken Co., Ltd.	Tantalum	Yes	JAPAN	Unknown
CID000211	Changsha South Tantalum Niobium Co., Ltd.	Tantalum	Yes	CHINA	No
CID002504	D Block Metals, LLC	Tantalum	Yes	UNITED STATES	No
CID000410	Duoluoshan	Tantalum	Unknown	CHINA	Unknown
CID000456	Exotech Inc.	Tantalum	Yes	UNITED STATES	No
CID000460	F&X Electro-Materials Ltd.	Tantalum	Yes	CHINA	Yes
CID002505	FIR Metals & Resource Ltd.	Tantalum	Yes	CHINA	No
CID002558	Global Advanced Metals Aizu	Tantalum	Yes	JAPAN	Yes

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID002557	Global Advanced Metals Boyertown	Tantalum	Yes	UNITED STATES	Yes
CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	Tantalum	Yes	CHINA	Yes
CID000616	Guangdong Zhiyuan New Material Co., Ltd.	Tantalum	Yes	CHINA	No
CID002544	H.C. Starck Co., Ltd.	Tantalum	Yes	THAILAND	Yes
CID002547	H.C. Starck Hermsdorf GmbH	Tantalum	Yes	GERMANY	No
CID002548	H.C. Starck Inc.	Tantalum	Yes	UNITED STATES	No
CID002549	H.C. Starck Ltd.	Tantalum	Yes	JAPAN	No
CID002550	H.C. Starck Smelting GmbH & Co. KG	Tantalum	Yes	GERMANY	Yes
CID002545	H.C. Starck Tantalum and Niobium GmbH	Tantalum	Yes	GERMANY	Yes
CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Tantalum	Yes	CHINA	No
CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Tantalum	Yes	CHINA	No
CID002842	Jiangxi Tuohong New Raw Material	Tantalum	Yes	CHINA	Unknown
CID003191	Jiujiang Janny New Material Co., Ltd.	Tantalum	Yes	CHINA	Unknown
CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Tantalum	Yes	CHINA	Yes
CID000917	Jiujiang Tanbre Co., Ltd.	Tantalum	Yes	CHINA	Yes
CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Tantalum	Yes	CHINA	No
CID002539	KEMET Blue Metals	Tantalum	Yes	MEXICO	Yes
CID002568	KEMET Blue Powder	Tantalum	Yes	UNITED STATES	No
CID000973	King-Tan Tantalum Industry Ltd.	Tantalum	Yes	CHINA	No
CID001076	LSM Brasil S.A.	Tantalum	Yes	BRAZIL	No
CID001163	Metallurgical Products India Pvt., Ltd.	Tantalum	Yes	INDIA	No
CID001175	Mineracao Taboca S.A.	Tantalum	Yes	BRAZIL	No
CID001192	Mitsui Mining and Smelting Co., Ltd.	Tantalum	Yes	JAPAN	Yes
CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Tantalum	Yes	CHINA	Yes
CID001200	NPM Silmet AS	Tantalum	Yes	ESTONIA	No
CID002847	Power Resources Ltd.	Tantalum	Yes	MACEDONIA	Unknown
CID001508	QuantumClean	Tantalum	Yes	UNITED STATES	No

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID002707	Resind Industria e Comercio Ltda.	Tantalum	Yes	BRAZIL	No
CID001522	RFH Tantalum Smeltry Co., Ltd.	Tantalum	Yes	CHINA	No
CID001769	Solikamsk Magnesium Works OAO	Tantalum	Yes	RUSSIAN FEDERATION	No
CID001869	Taki Chemicals	Tantalum	Yes	JAPAN	Yes
CID001891	Telex Metals	Tantalum	Yes	UNITED STATES	No
CID001969	Ulba Metallurgical Plant JSC	Tantalum	Yes	KAZAKHSTAN	Yes
CID002508	XinXing HaoRong Electronic Material Co., Ltd.	Tantalum	Yes	CHINA	No
CID002307	Yichun Jin Yang Rare Metal Co., Ltd.	Tantalum	Yes	CHINA	No
CID000292	Alpha	Tin	Yes	UNITED STATES	No
CID002703	An Vinh Joint Stock Mineral Processing Company	Tin	Unknown	VIET NAM	Unknown
CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Tin	Yes	CHINA	Unknown
CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Tin	Unknown	CHINA	Unknown
CID001070	China Tin Group Co., Ltd.	Tin	Yes	CHINA	No
CID000278	CNMC (Guangxi) PGMA Co., Ltd.	Tin	Unknown	CHINA	Unknown
CID002570	CV Ayi Jaya	Tin	Yes	INDONESIA	No
CID002592	CV Dua Sekawan	Tin	Yes	INDONESIA	Unknown
CID000306	CV Gita Pesona	Tin	Yes	INDONESIA	No
CID002593	CV Tiga Sekawan	Tin	Yes	INDONESIA	Unknown
CID000315	CV United Smelting	Tin	Yes	INDONESIA	No
CID002455	CV Venus Inti Perkasa	Tin	Yes	INDONESIA	No
CID000402	Dowa	Tin	Yes	JAPAN	No
CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Tin	Unknown	VIET NAM	Unknown
CID000438	EM Vinto	Tin	Yes	BOLIVIA	No
CID000448	Estanho de Rondônia S.A.	Tin	Unknown	BRAZIL	Unknown
CID000468	Fenix Metals	Tin	Yes	POLAND	No
CID002848	Gejiu Fengming Metallurgy Chemical Plant	Tin	Yes	CHINA	Unknown
CID002859	Gejiu Jinye Mineral Company	Tin	Yes	CHINA	Unknown
CID000942	Gejiu Kai Meng Industry and Trade LLC	Tin	Yes	CHINA	Unknown

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Tin	Yes	CHINA	No
CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Tin	Yes	CHINA	Unknown
CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Tin	Unknown	CHINA	Unknown
CID003116	Guangdong Hanhe Non-ferrous Metal Limited Company	Tin	Yes	CHINA	Unknown
CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Tin	Yes	CHINA	Unknown
CID002844	HuiChang Hill Tin Industry Co., Ltd.	Tin	Yes	CHINA	Unknown
CID000760	Huichang Jinshunda Tin Co., Ltd.	Tin	Yes	CHINA	Unknown
CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	Tin	Yes	CHINA	No
CID001231	Jiangxi New Nanshan Technology Ltd.	Tin	Yes	CHINA	Unknown
CID002468	Magnu's Minerais Metais e Ligas Ltda.	Tin	Yes	BRAZIL	No
CID001105	Malaysia Smelting Corporation (MSC)	Tin	Yes	MALAYSIA	Yes
CID002500	Melt Metais e Ligas S.A.	Tin	Yes	BRAZIL	No
CID001142	Metallic Resources, Inc.	Tin	Yes	UNITED STATES	No
CID002773	Metallo Belgium N.V.	Tin	Yes	BELGIUM	No
CID002774	Metallo Spain S.L.U.	Tin	Yes	SPAIN	No
CID001173	Mineracao Taboca S.A.	Tin	Yes	BRAZIL	No
CID001182	Minsur	Tin	Yes	PERU	No
CID001191	Mitsubishi Materials Corporation	Tin	Yes	JAPAN	No
CID002858	Modeltech Sdn Bhd	Tin	Unknown	MALAYSIA	Unknown
CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Tin	Unknown	VIET NAM	Unknown
CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Tin	Yes	THAILAND	No
CID002517	O.M. Manufacturing Philippines, Inc.	Tin	Yes	PHILIPPINES	No
CID001337	Operaciones Metalurgical S.A.	Tin	Yes	BOLIVIA	No
CID003208	Pongpipat Company Limited	Tin	Unknown	MYANMAR	Unknown
CID000309	PT Aries Kencana Sejahtera	Tin	Yes	INDONESIA	No

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID001399	PT Artha Cipta Langgeng	Tin	Yes	INDONESIA	No
CID002503	PT ATD Makmur Mandiri Jaya	Tin	Yes	INDONESIA	No
CID001402	PT Babel Inti Perkasa	Tin	Yes	INDONESIA	No
CID002776	PT Bangka Prima Tin	Tin	Yes	INDONESIA	No
CID003205	PT Bangka Serumpun	Tin	Yes	INDONESIA	Unknown
CID001419	PT Bangka Tin Industry	Tin	Yes	INDONESIA	No
CID001421	PT Belitung Industri Sejahtera	Tin	Yes	INDONESIA	No
CID001428	PT Bukit Timah	Tin	Yes	INDONESIA	No
CID001434	PT DS Jaya Abadi	Tin	Yes	INDONESIA	No
CID001438	PT Eunindo Usaha Mandiri	Tin	Yes	INDONESIA	No
CID002530	PT Inti Stania Prima	Tin	Yes	INDONESIA	No
CID001448	PT Karimun Mining	Tin	Yes	INDONESIA	Unknown
CID002829	PT Kijang Jaya Mandiri	Tin	Yes	INDONESIA	Unknown
CID002870	PT Lautan Harmonis Sejahtera	Tin	Yes	INDONESIA	Unknown
CID002835	PT Menara Cipta Mulia	Tin	Yes	INDONESIA	Unknown
CID001453	PT Mitra Stania Prima	Tin	Yes	INDONESIA	No
CID002757	PT O.M. Indonesia	Tin	Yes	INDONESIA	Unknown
CID001457	PT Panca Mega Persada	Tin	Yes	INDONESIA	No
CID000313	PT Premium Tin Indonesia	Tin	Yes	INDONESIA	No
CID001458	PT Prima Timah Utama	Tin	Yes	INDONESIA	No
CID001460	PT Refined Bangka Tin	Tin	Yes	INDONESIA	No
CID001463	PT Sariwiguna Binasentosa	Tin	Yes	INDONESIA	No
CID001468	PT Stanindo Inti Perkasa	Tin	Yes	INDONESIA	No
CID002816	PT Sukses Inti Makmur	Tin	Yes	INDONESIA	No
CID001471	PT Sumber Jaya Indah	Tin	Yes	INDONESIA	No
CID001477	PT Timah (Persero) Tbk Kundur	Tin	Yes	INDONESIA	No
CID001482	PT Timah (Persero) Tbk Mentok	Tin	Yes	INDONESIA	No
CID001490	PT Tinindo Inter Nusa	Tin	Yes	INDONESIA	No
CID001493	PT Tommy Utama	Tin	Yes	INDONESIA	Unknown
CID002706	Resind Industria e Comercio Ltda.	Tin	Yes	BRAZIL	No
CID001539	Rui Da Hung	Tin	Yes	TAIWAN	No
CID001758	Soft Metais Ltda.	Tin	Yes	BRAZIL	No
CID002756	Super Ligas	Tin	Unknown	Brazil	Unknown

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID001898	Thaisarco	Tin	Yes	THAILAND	Yes
CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tin	Unknown	VIET NAM	Unknown
CID002036	White Solder Metalurgia e Mineração Ltda.	Tin	Yes	BRAZIL	No
CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Tin	Yes	CHINA	Unknown
CID002180	Yunnan Tin Company Limited	Tin	Yes	CHINA	No
CID000004	A.L.M.T. TUNGSTEN Corp.	Tungsten	Yes	JAPAN	No
CID002833	ACL Metais Eireli	Tungsten	Yes	BRAZIL	Unknown
CID002502	Asia Tungsten Products Vietnam Ltd.	Tungsten	Yes	VIET NAM	Yes
CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Tungsten	Yes	CHINA	No
CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Tungsten	Yes	CHINA	No
CID000499	Fujian Jinxin Tungsten Co., Ltd.	Tungsten	Yes	CHINA	No
CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Tungsten	Unknown	CHINA	Unknown
CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Tungsten	Yes	CHINA	No
CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Tungsten	Yes	CHINA	No
CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Tungsten	Yes	CHINA	No
CID002536	Ganzhou Yatai Tungsten Co., Ltd.	Tungsten	Unknown	CHINA	Unknown
CID000568	Global Tungsten & Powders Corp.	Tungsten	Yes	UNITED STATES	No
CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Tungsten	Yes	CHINA	No
CID002542	H.C. Starck Smelting GmbH & Co.KG	Tungsten	Yes	GERMANY	No
CID002541	H.C. Starck Tungsten GmbH	Tungsten	Yes	GERMANY	No
CID000766	Hunan Chenzhou Mining Co., Ltd.	Tungsten	Yes	CHINA	No
CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Tungsten	Yes	CHINA	Unknown
CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Tungsten	Yes	CHINA	No
CID003182	Hunan Litian Tungsten Industry Co., Ltd.	Tungsten	Yes	CHINA	Unknown
CID002649	Hydrometallurg, JSC	Tungsten	Yes	RUSSIAN FEDERATION	No

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID000825	Japan New Metals Co., Ltd.	Tungsten	Yes	JAPAN	No
CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Tungsten	Yes	CHINA	No
CID002647	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	Tungsten	Unknown	CHINA	Unknown
CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Tungsten	Yes	CHINA	No
CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	Tungsten	Unknown	CHINA	Unknown
CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tungsten	Yes	CHINA	No
CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Tungsten	Yes	CHINA	No
CID002535	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Tungsten	Yes	CHINA	No
CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Tungsten	Yes	CHINA	Unknown
CID000966	Kennametal Fallon	Tungsten	Yes	UNITED STATES	No
CID000105	Kennametal Huntsville	Tungsten	Yes	UNITED STATES	No
CID002319	Malipo Haiyu Tungsten Co., Ltd.	Tungsten	Yes	CHINA	No
CID002845	Moliren Ltd	Tungsten	Yes	RUSSIAN FEDERATION	Unknown
CID002589	Niagara Refining LLC	Tungsten	Yes	UNITED STATES	No
CID002543	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Tungsten	Yes	VIET NAM	No
CID002827	Philippine Chuangxin Industrial Co., Inc.	Tungsten	Yes	PHILIPPINES	Unknown
CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	Tungsten	Yes	CHINA	Unknown
CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	Tungsten	Yes	VIET NAM	No
CID002724	Unecha Refractory metals plant	Tungsten	Yes	RUSSIAN FEDERATION	Unknown
CID002011	Vietnam Youngsun Tungsten Industry Co., Ltd.	Tungsten	Yes	VIET NAM	Yes
CID002044	Wolfram Bergbau und Hütten AG	Tungsten	Yes	AUSTRIA	Yes
CID002843	Woltech Korea Co., Ltd.	Tungsten	Yes	KOREA, REPUBLIC OF	Unknown
CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Tungsten	Yes	CHINA	Yes
CID002082	Xiamen Tungsten Co., Ltd.	Tungsten	Yes	CHINA	No

Smelter ID	Smelter or Refiner (Name)	3TG	Conflict Free *	Smelter Location	Source from DRC?
CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Tungsten	Yes	CHINA	Unknown
CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Tungsten	Yes	CHINA	No

* = SOR certified as conflict free by the Responsible Minerals Initiative or an equivalent independent third party certification program during reporting period 2017.

** = SOR identified as posing a high risk of sourcing from mines benefiting armed groups engaged in conflict in the DRC Region.